Provident Trust Strategy Fund
Schedule of Investments
June 30, 2022 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS - 81.1% (a)
	Computer Services - 8.2%
62,760	Accenture PLC, Cl A	$17,425,314
	Distribution/Wholesale - 4.3%
184,400	Fastenal Co.	9,205,248
	Finance, Credit Card - 4.7%
50,891	Visa Inc.	10,019,929
	Finance, Investment Banker/Broker - 8.6%
289,180	The Charles Schwab Corp.	18,270,392
	Investment Management/Advisory Services - 4.9%
91,560	T. Rowe Price Group Inc.	10,402,132
	Medical, Health Maintenance Organization - 11.7%
48,470	UnitedHealth Group Inc.	24,895,646
	Retail, Building Products - 6.1%
47,530	The Home Depot, Inc.	13,036,053
	Retail, Discount - 7.4%
33,110	Costco Wholesale Corp.	15,868,961
	Super-Regional Banks - United States - 6.8%
91,220	PNC Financial Services Group, Inc.	14,391,780
	Web Portals/Internet Service Providers - 18.4%
9,000	Alphabet, Inc., Cl A *	19,613,340
9,000	Alphabet, Inc., Cl C *	19,687,050
		39,300,390
	Total common stocks (cost $48,879,250)	172,815,845

SHORT-TERM INVESTMENTS - 19.0% (a)
	Money Market Fund - 9.7%
20,642,247	First American Treasury Obligations Fund, Cl X, 1.312%^	20,642,247
	Total money market fund (cost $20,642,247)	20,642,247
	U.S. Treasury Securities - 9.3%
$20,000,000	U.S. Treasury Bills, 2.418%, due 12/22/2022†	19,768,161
	Total U.S. treasury securities (cost $19,774,767)	19,768,161
	Total short-term investments (cost $40,417,014)	40,410,408
	Total investments - 100.1% (cost $89,296,264)	213,226,253
	Other liabilities, less assets - (0.1%) (a)	(233,898)
	TOTAL NET ASSETS - 100.0%	$212,992,355

(a)	Percentages for the various classifications relate to total net assets.
*	Non-income producing security
^	The rate quoted is the annualized 7-day yield as of June 30, 2022.
†	The rate shown is the effective yield as of June 30, 2022.
PLC	- Public Limited Company

Provident Trust Strategy Fund

Summary of Fair Value Exposure at June 30, 2022 (Unaudited)

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 – Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of June 30, 2022, based on the inputs used to value them:

Investments
Valuation Inputs	in Securities
Assets:
Level 1 - Common Stocks	$172,815,845
Money Market Fund	20,642,247
Total Level 1	193,458,092
Level 2 - U.S. Treasury Securities	19,768,161
Level 3 -	---
Total	$213,226,253

See the Schedule of Investments for investments detailed by industry classifications.